Commitments	12 Months Ended
Jun. 30, 2019
Disclosure of Commitments [Abstract]
Commitments
19. Commitments

(a) Capital commitments

Commitments for expenditure on intangibles and property, plant and equipment not provided for in these consolidated financial statements are estimated at £255 million (2018 – £161 million; 2017 – £84 million).

(b) Operating lease commitments

The minimum lease rentals to be paid under non-cancellable leases, principally in respect of properties, are as follows:

	2019 £ million	2018 £ million
Payments falling due:
Within one year	98	100
Between one and two years	64	70
Between two and three years	45	48
Between three and four years	34	32
Between four and five years	22	20
After five years	58	42
	321	312

There are no significant leases for which contingent rent is payable, nor any that have purchase options, escalation clauses or restrictions. Certain of the operating leases have renewal clauses which are at fair market value.